United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd floor, Borough A, Block A. No. 181, South Taibai Road,

Xi’an, Shaanxi province, PRC 710065

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGA	NYSE

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2023 (Beijing Time), China Green Agriculture, Inc. (“we”, the “Company”) held its FY2023 annual shareholders meeting (the “Meeting”). At the Meeting, the following proposals were submitted to a vote of the stockholders of the Company: (i) the election of seven persons to the Board of Directors of the Company (“Proposal No. 1”), (ii) to approve of the adoption of the Company’s 2023 Equity Incentive Plan (“Proposal No. 2”), and (iii) to conduct a nonbinding advisory vote on executive compensation (“Proposal No. 3”). Holders of 8,191,540 shares of common stock were present by proxy at the Meeting, or 61.22% of 13,380,914 shares, the total outstanding shares, representing a quorum of more than one-third of the shares outstanding and entitled to vote at the Meeting as of the record date.

Pursuant to Proposal No. 1, Messrs. Zhuoyu Li, Jian Huang, Xiaolai Li, Shiyu Zhang, Daqing Zhu, Lianfu Liu, and Jinjun Lu were elected to serve as directors until the next annual shareholders meeting or until their successors are duly elected or appointed. No broker non-votes were counted. The results of Proposal No. 1 were as follows:

Director Nominee	No. of Votes For	No. of Votes Withheld
Zhuoyu Li	8,182,297	9,243
Jian Huang	8,182,300	9,240
Xiaolai Li	8,182,304	9,236
Shiyu Zhang	8,182,309	9,231
Daqing Zhu	8,182,239	9,301
Lianfu Liu	8,169,171	22,369
Jinjun Lu	8,182,307	9,233

Pursuant to Proposal No. 2, the vote on the adoption of the Company’s 2023 Equity Incentive Plan was duly conducted. Proposal No. 2 was approved, and no broker non-votes were counted. The results of Proposal No. 2 were as follows:

	No. of Votes	No. of Votes	No. of Votes
	For	Against	Abstain
The Adoption of 2023 Equity Incentive Plan	8,160,405	22,921	8,214

Pursuant to Proposal No. 3, the non-binding advisory vote on the on executive compensation was duly conducted. No broker non-votes were counted. The results of Proposal No. 3 were as follows:

	No. of Votes	No. of Votes	No. of Votes
	For	Against	Abstain
Non-Binding Shareholder Vote on the Compensation of Named Executives	8,173,931	9,214	8,395

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Zhuoyu Li
Name:	Zhuoyu Li,
Title:	Chairman of the Board of Directors, Chief Executive Officer, and President

Date:	November 7, 2023

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